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                                                                    EXHIBIT 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


    As independent public accountants, we hereby consent to the use of our report dated May 2, 1994 relating to the financial statements of Corporate Express of Delaware, Inc. included in or made a part of this Form 10-K.



    Arthur Andersen LLP

    Baltimore, Maryland
    June 7, 1996